UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 25, 2018

HTG Molecular Diagnostics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37369	86-0912294
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3430 E. Global Loop Tucson, AZ		85706
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (877) 289-2615

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)

2018 Bonus Goals

Our named executive officers and our principal financial officer (collectively, “Named Executive Officers”) are eligible to receive annual performance-based bonuses pursuant to their employment agreements with us. The following table lists the Named Executive Officers and their respective target bonuses pursuant to their employment agreements, expressed as a percentage of their base salary:

Executive Officer	Target Bonus Percentage
Timothy B. Johnson, President and Chief Executive Officer	50%
Shaun D. McMeans, Senior Vice President and Chief Financial Officer	40%
John L. Lubniewski, Senior Vice President and Chief Business Officer	40%
Patrick C. Roche, Senior Vice President, Medical and Scientific Affairs	40%

The annual performance-based bonus each Named Executive Officer is eligible to receive is generally based on the extent to which we achieve corporate goals that our board of directors (the “Board”) establishes each year. Following the end of each year, the Board reviews our performance against each corporate goal and determines the extent to which we achieved each of our corporate goals.

On January 30, 2018, the Board adopted corporate goals for purposes of determining the eligibility of the Named Executive Officers to receive performance-based bonuses for 2018. The corporate goals relate to the following categories: financial performance, market and commercialization metrics, and progress with companion diagnostic collaborations.

There is no minimum percentage of corporate goals that must be achieved in order to earn a bonus, and certain of the financial performance goals can be achieved at more than 100% of the target level. No specific individual goals were established for any of the Named Executive Officers for 2018.

2017 Bonuses

On January 25, 2018, the Board awarded performance-based bonuses to the Named Executive Officers based on the Board’s determination of our achievement of the corporate goals previously established for 2017 performance-based bonuses. The Board also awarded discretionary bonuses based on our performance and other factors. The aggregate bonus payments awarded to the Named Executive Officers are set forth in the table below.

Executive Officer	Bonus Award
Timothy B. Johnson, President and Chief Executive Officer	$467,800
Shaun D. McMeans, Senior Vice President and Chief Financial Officer	$184,316
John L. Lubniewski, Senior Vice President and Chief Business Officer	$260,346
Patrick C. Roche, Senior Vice President, Medical and Scientific Affairs	$137,002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 31, 2018	HTG Molecular Diagnostics, Inc.

	By:	/s/ Shaun D. McMeans
Shaun D. McMeans
Senior Vice President and Chief Financial Officer